Summary Prospectus Supplement	July 1, 2022

Putnam VT Emerging Markets Equity Fund

Putnam VT Growth Opportunities Fund

Summary Prospectuses dated April 30, 2022

Effective July 1, 2022, for each fund listed above, the following language is added to the sub-section Investments in the section Investments, risks, and performance:

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

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Effective July 1, 2022, for each fund listed above, the following language is added to the sub-section Risks in the section Investments, risks, and performance:

As a non-diversified fund, the fund may invest in fewer issuers and is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds.

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